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                           [BK ASSOCIATES LETTERHEAD]

                                                                    EXHIBIT 23.7



                              CONSENT OF APPRAISER


We consent to the use of our reports included herein and to the references to our firm in the Airplanes Limited and Airplanes U.S. Trust Report on Registration Statement Form S-1 to be filed with the Securities and Exchange Commission.


Date:  January 1998                    BK ASSOCIATES, INC.



                                       By:       /s/ John F. Keitz
                                          ---------------------------------
                                          Name:  John F. Keitz
                                          Title: President

JFK/kf